TAXES ON INCOME	12 Months Ended
Dec. 31, 2021
Disclosure Of Income Taxes [Abstract]
TAXES ON INCOME
NOTE 12 – TAXES ON INCOME

a.	Corporate taxation in Israel

The taxable income of BioLineRx, not subject to benefits as detailed below, is taxed at the standard Israeli corporate tax rate, which was 23% for all years included in these financial statements. Under amendment no. 73 to the Encouragement of Capital Investment Law, a portion of the Company’s taxable income in Israel is entitled to a preferred 12% tax rate on its income derived from intellectual property.

b.	Tax loss carryforwards

As of December 31, 2021, the tax loss carryforwards of BioLineRx were approximately $325 million. The tax loss carryforwards have no expiration date.

The Company has not created deferred tax assets in respect of these tax loss carryforwards. See Note 2(1).

c.	Tax assessments

In accordance with Israeli tax regulations, the tax returns filed by BioLineRx through the 2016 tax year are considered final.

d.	Theoretical taxes

As described in Note 2, paragraph 1, the Company has not recognized any deferred tax assets in the financial statements, as it does not expect to generate taxable income in the foreseeable future. The reported tax on the Company’s income before taxes differs from the theoretical amount that would arise using the weighted average tax rate applicable to income of the consolidated entities as follows:

	Year ended December 31,
	2019		2020		2021
		in USD		in USD		in USD
		thousands		thousands		thousands
Loss before taxes	23.0%	(25,446)	23.0%	(30,021)	23.0%	(27,045)

Theoretical tax benefit		(5,853)		(6,905)		(6,220)
Disallowed deductions (tax exempt income):
Loss (gain) on adjustment of warrants to fair value		(1,054)		1,280		480
Share-based compensation		405		292		343
Other		10		11		11
Increase in taxes for tax losses and timing differences incurred in the reporting year for which deferred taxes were not created		6,492		5,322		5,386
Taxes on income for the reported year		-		-		-